SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 JULY 14, 1995

                              Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On July 14, 1995, the registrant issued a press release entitled Halliburton Announces Agreements to Settle Export Investigation pertaining, among other things, to an announcement that registrant has agreed with the U.S. Department of Justice and the U.S. Department of Commerce to settle civil and criminal charges arising from certain exports that were made by former subsidiaries of the registrant. Registrant has agreed to plead guilty in U.S. Federal Court in Houston to three violations of the U.S. export control law which prohibits the export of U.S. goods and services to Libya and has agreed to pay a fine of $1.2 million. Registrant has also reached an agreement with the Department of Commerce in settlement of proposed civil charges relating to alleged violations of the Export Administration Act. Registrant will pay an additional civil fine of $2.61 million.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated July 14, 1995










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             HALLIBURTON COMPANY




Date:    July 17, 1995                               By: _______________________
                                                         Robert M. Kennedy
                                                          Vice President - Legal




























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                                 EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                              Description               Numbered Page

    20                              Press Release of
                                    July 14, 1995             5 of 7
                                    Incorporated by Reference
































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